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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    May 10, 1999
                                                -------------------------------



                          LAMINATING TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                        0-21061                  58-2044990
----------------------------     ------------------------      -------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)




                1160 Hightower Trail, Atlanta, Georgia 30350-2910
                -------------------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code            770-518-6010
                                                   ----------------------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On April 26, 1999, the Company executed an Asset Purchase Agreement ("Asset Agreement") with Packaging Atlanta Corporation ("Packaging Atlanta"), a copy of which is attached hereto as Exhibit 2.1, pursuant to which the Company has agreed to sell substantially all of its operating assets to Packaging Atlanta. The aggregate cash consideration to be received by the Company will be approximately $500,000. The purchase price is subject to adjustment based upon actual asset levels at the time of closing.

         Closing is expected to occur on or prior to June 30, 1999, unless extended by the mutual agreement of the parties. Closing is subject to a number of conditions, including the approval of the transaction by the Company's shareholders. The Company is in the process of preparing proxy solicitation materials for a Special Meeting of shareholders at which the transaction will be submitted for approval. Following the closing, the Company intends to explore alternatives for maximizing shareholder value, which may include a merger or similar transaction, the acquisition of other technologies or businesses, or a liquidation.

         In connection with the execution of the definitive Asset Agreement, the Company issued the press release attached as Exhibit 99.2 to this Form 8-K.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (b) Pro Forma Financial Information

         Attached to this form as Exhibit 99.1 are the pro forma financial statements.

         (c) Exhibits

         The following exhibits are being filed as part of this Form 8-K.

Exhibit No.       Description
-----------       -----------

2.1               Asset Agreement*
99.1              Pro Forma Financial Statements
99.2              Press Release


* In accordance with Item 601(b)(2) of Regulation S-K, the schedules to this document have not been filed. Attached to such exhibit is a list of such schedules, a copy of any of which the Company agrees to furnish supplementally to the Securities and Exchange Commission upon request.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        LAMINATING TECHNOLOGIES, INC.
                                        -----------------------------
                                               (Registrant)





Date:  May 10, 1999                     /s/ Michael E. Noonan
       ------------                     --------------------------------------
                                        Michael E. Noonan, Chairman, President
                                        & Chief Executive Officer



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                                 EXHIBIT INDEX

Exhibit No.           Description
----------            -----------

2.1                   Asset Agreement*

99.1                  Pro Forma Financial Statements

99.2                  Press Release

* In accordance with Item 601(b)(2) of Regulation S-K, the schedules to this document have not been filed. Attached to such exhibit is a list of such schedules, a copy of any of which the Company agrees to furnish supplementally to the Securities and Exchange Commission upon request.